Schedule A

		SETTLEMENT	MATURITY	NEXT PAY	CALL TY PE	CALL STYLE	RATE TYPE	NEXT CALL	COUPON
TRADE DATE	CUSIP	DATE	DATE	DATE	DESC	DESC	SUBTYPE DESC	DATE	PCT	BANK PAR
12-Aug-11	313375DP9	25-Aug-11	25-Aug-31	25-Nov-11	Optional Principal Redemption	Bermudan	Variable Range	25-Nov-11		$10,000,000
12-Aug-11	313375DM6	07-Sep-11	07-Sep-18	07-Mar-12	Optional Principal Redemption	American	Fixed Constant	07-Dec-11	2.5	$65,000,000
12-Aug-11	313375DK0	08-Sep-11	08-Sep-14	08-Mar-12	Optional Principal Redemption	American	Fixed Constant	08-Dec-11	0.75	$25,000,000
12-Aug-11	313375DF1	07-Sep-11	07-Sep-16	07-Mar-12	Optional Principal Redemption	American	Fixed Constant	07-Dec-11	1.6	$25,000,000
12-Aug-11	313370JB5	16-Aug-11	11-Sep-15	11-Sep-11	Non-Callable		Fixed Constant		1.75	$2,000,000
12-Aug-11	313370JS8	16-Aug-11	12-Sep-14	12-Sep-11	Non-Callable		Fixed Constant		1.375	$2,000,000
12-Aug-11	313370TW8	16-Aug-11	09-Sep-16	09-Sep-11	Non-Callable		Fixed Constant		2	$1,000,000
12-Aug-11	313375DD6	24-Aug-11	24-Feb-17	24-Feb-12	Optional Principal Redemption	American	Fixed Constant	24-Feb-12	1.75	$25,000,000
12-Aug-11	313375DE4	08-Sep-11	08-Sep-15	08-Mar-12	Optional Principal Redemption	American	Fixed Constant	08-Dec-11	1.2	$25,000,000
11-Aug-11	313375CX3	06-Sep-11	06-Sep-19	06-Mar-12	Optional Principal Redemption	American	Fixed Constant	06-Dec-11	2.75	$90,000,000
11-Aug-11	313370LB2	15-Aug-11	13-Sep-13	13-Sep-11	Non-Callable		Fixed Constant		1	$2,000,000
11-Aug-11	313375D20	02-Sep-11	02-Sep-26	02-Mar-12	Optional Principal Redemption	Bermudan	Fixed Constant	02-Dec-11	4	$25,000,000
11-Aug-11	313375D79	08-Sep-11	08-Sep-26	08-Dec-11	Optional Principal Redemption	Bermudan	Variable Range	08-Dec-11		$10,000,000
10-Aug-11	313375BZ9	02-Sep-11	02-Sep-16	02-Mar-12	Optional Principal Redemption	American	Fixed Constant	02-Dec-11	1.55	$65,000,000
10-Aug-11	313375C62	15-Aug-11	15-May-12	15-May-12	Non-Callable		Fixed Constant		0.13	$150,000,000
10-Aug-11	313375BY2	30-Aug-11	30-Nov-15	30-Nov-11	Optional Principal Redemption	American	Fixed Constant	30-Nov-11	1.2	$25,000,000
10-Aug-11	313375C39	23-Aug-11	23-Aug-18	23-Feb-12	Optional Principal Redemption	American	Fixed Constant	23-Nov-11	2.45	$45,000,000
10-Aug-11	313370TW8	12-Aug-11	09-Sep-16	09-Sep-11	Non-Callable		Fixed Constant		2	$2,000,000

Optional Principal Redemption bonds (callable bonds) may be redeemed by the FHLBank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.

Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.

Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the FHLBank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:

American Bonds are redeemable continuously on and after the first redemption date and until maturity.

Bermudan Bonds are redeemable on specified recurring dates on and after the first redemption date, until maturity.

European Bonds are redeemable on a particular date only.

Canary Bonds are redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

Multi-European Bonds are redeemable on particular dates only.

(3)	Rate Type Description:

Conversion Bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.

Fixed Bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.

Variable Bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)	Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.

Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.

Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.

Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.

Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.